UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or Section 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 22, 2021

Arctos NorthStar Acquisition Corp.

(Exact name of registrant as specified in its charter)

Cayman Islands	001-40092	98-1563556
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

2021 McKinney Avenue, #200 Dallas, Texas		75201
(Address of principal executive offices)		(Zip Code)

(972) 918-3800

Registrant’s telephone number, including area code

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation to the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one Class A Ordinary Share, $0.0001 par value, and one-fourth of one redeemable warrant	ANAC.U	The New York Stock Exchange
Class A Ordinary Shares included as part of the units	ANAC	The New York Stock Exchange
Warrants included as part of the units, each whole warrant exercisable for one Class A Ordinary Share at an exercise price of $11.50	ANAC WS	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

EXPLANATORY NOTE

Arctos Northstar Acquisition Corp. (the “Company”) is filing this Amendment No. 1 to its Current Report on Form 8-K for the initial public offering completed as of February 25, 2021 (the “First Amendment”), as originally filed with the U.S. Securities and Exchange Commission (the “SEC”) on March 3, 2021 (the “Original Form 8-K”) to amend and restate the Company’s audited balance sheet and accompanying footnotes as of February 25, 2021 (the “IPO Balance Sheet”) as further described below.

This First Amendment on Form 8-K/A is presented as of the filing date of the Original Form 8-K and does not reflect events occurring after that date or modify or update disclosures in any way other than as required to reflect the restatement as described below. Accordingly, this First Amendment on Form 8-K/A should be read in conjunction with our filings with the SEC subsequent to the date on which we filed the Original Form 8-K.

The Company is filing this First Amendment on Form 8-K/A to reflect a restatement of the Company’s IPO Balance Sheet to reclassify (i) a portion of its public shares from permanent equity to temporary equity and (ii) the warrants as derivative liabilities.

Background of Restatement

The Company has reevaluated its application of ASC 480-10-S99-3A to its accounting classification of the redeemable Class A ordinary shares par value $0.0001 per share (the “Public Shares”), issued as part of the units sold in the Company’s IPO on February 25, 2021. Historically, a portion of the Public Shares were classified as permanent equity to maintain shareholders’ equity greater than $5 million on the basis that the Company will not redeem its Public Shares in an amount that would cause its net tangible assets to be less than $5,000,001, as described in the Company’s amended and restated memorandum and articles of association. Previously, the Company did not consider redeemable shares classified as temporary equity as part of net tangible assets. Effective with this filing, the Company revised this interpretation to include temporary equity in net tangible assets. Pursuant to such reevaluation, the Company’s management has determined that the Public Shares include certain provisions that require classification of all of the Public Shares as temporary equity. In addition, the Company also restated the classification of the Company’s warrants (including the redeemable warrants that were included in the units issued by the Company in its initial public offering and the warrants issued to the Company’s sponsor in a private placement that closed concurrently with the Company’s initial public offering) as derivative liabilities in accordance with ASC Topic 815. The Company had previously classified its warrants and a portion of its Class A ordinary shares as permanent equity. This resulted in an adjustment to the initial carrying value of the Class A ordinary shares subject to possible redemption with the offset recorded to liabilities, additional paid-in capital (to the extent available), accumulated deficit and Class A ordinary shares.

On December 22, 2021, the Company’s management and the audit committee of the Company’s board of directors (the “Audit Committee”) concluded that the Company’s previously issued audited balance sheet as of February 25, 2021, included in its Original Form 8-K (the “Post IPO Balance Sheet”), should be restated to report all Public Shares as temporary equity and should no longer be relied upon. Upon further evaluation, the Company has determined that a restatement of the Post IPO Balance Sheet should be filed in an amended Current Report on Form 8-K/A. As such, the Company is restating the IPO Balance Sheet in this First Amendment on Form 8-K/A.

The restatement does not have an impact on the Company’s cash position or cash held in the trust account established in connection with the IPO.

The financial statement and related financial information that was included in the Original Form 8-K is superseded by the financial information in this Form 8-K/A, and the financial statement and related financial information contained in the Original Form 8-K should no longer be relied upon. On December 28, 2021, the Company filed a Current Report on Form 8-K disclosing the Audit Committee’s conclusion that the IPO Balance Sheet should no longer be relied upon.

This First Amendment on Form 8-K/A sets forth the Original Form 8-K in its entirety, as amended to reflect the restatement. The following item has been amended as a result of the restatement:

Exhibit No. 99.1, “Audited Balance Sheet as of February 25, 2021”

Refer to Note 2, Restatement of Previously Issued Financial Statement of this Form 8-K/A for additional information and for the summary of the accounting impacts of these adjustments to the Company’s balance sheet as of February 25, 2021.

As a result of the restatement described in this First Amendment on Form 8-K/A, the Company has concluded there was a material weakness in the Company’s internal control over financial reporting at the time the abovementioned financial statement was issued, and its disclosure controls and procedures were not effective at the time the abovementioned financial statement was issued. For a discussion of management’s consideration of our disclosure controls and procedures, internal controls over financial reporting, and the material weaknesses identified, see Part I, Item 4, “Controls and Procedures” of the Company’s Amendment No. 1 to its Form 10-Q/A for the quarterly period ended September 30, 2021.

Item 8.01.	Other Events.

On February 25, 2021, Arctos NorthStar Acquisition Corp. (the “Company”) consummated an initial public offering (the “IPO”) of 31,625,000 units, including 4,125,000 units as a result of the underwriters’ exercise in full of their overallotment option, (the “Units”), at an offering price of $10.00 per Unit and a private placement with NorthStar Acquisition Holdings, LLC of 5,550,000 private placement warrants at a price of $1.50 per warrant (the “Private Placement”). The net proceeds from the IPO together with certain of the proceeds from the Private Placement, $316,250,000 in the aggregate (the “Offering Proceeds”), were placed in a trust account established for the benefit of the Company’s public shareholders and the underwriters of the IPO with Continental Stock Transfer & Trust Company acting as trustee. Except with respect to interest earned on the Offering Proceeds held in the trust account that may be released to the Company to pay its income taxes, if any, the Company’s amended and restated memorandum and articles of association provides that the Offering Proceeds will not be released from the trust account (1) to the Company, until the completion of its initial business combination, or (2) to its public shareholders, until the earliest of (a) the completion of the its initial business combination, and then only in connection with those Class A ordinary shares that such shareholders properly elected to redeem, (b) the redemption of any public shares properly tendered in connection with a shareholder vote to amend the Company’s amended and restated memorandum and articles of association (A) to modify the substance or timing of the Company’s obligation to provide holders of its Class A ordinary shares the right to have their shares redeemed in connection with the Company’s initial business combination or to redeem 100% of its public shares if the Company does not complete its initial business combination within 24 months from the closing of the IPO or (B) with respect to any other provision relating to the rights of holders of its Class A ordinary shares or pre-initial business combination activity, and (c) the redemption of the public shares if the Company has not consummated its business combination within 24 months from the closing of the IPO, subject to applicable law.

An audited balance sheet as of February 25, 2021 reflecting receipt of the Offering Proceeds has been issued by the Company and is included as Exhibit 99.1 to this Current Report on Form 8-K.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

99.1	Audited Balance Sheet

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: March 8, 2022

ARCTOS NORTHSTAR ACQUISITION CORP.

By:	/s/ Theo Epstein
Name:	Theo Epstein
Title:	Chief Executive Officer